Exhibit 99.1


                             Joint Filer Information
                             -----------------------


Name and Address of Reporting Person:            Phlcorp, Inc.
                                                 529 East South Temple
                                                 Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:        AmeriCredit Corp.
                                                 (ACF)

Relationship of Joint Filer to Issuer:           10% Owner (1)

Date of Event Requiring Statement:               January 10, 2008

Designated Filer:                                Leucadia National Corporation





SIGNATURE:

PHLCORP, INC.

By: /s/ Joseph A. Orlando
    --------------------------------
    Name: Joseph A. Orlando
    Title: Vice President

Dated:  January 17, 2008



(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

                             Joint Filer Information
                             -----------------------


Name and Address of Reporting Person:            Baldwin Enterprises, Inc.
                                                 529 East South Temple
                                                 Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:        AmeriCredit Corp.
                                                 (ACF)

Relationship of Joint Filer to Issuer:           10% Owner (1)

Date of Event Requiring Statement:               January 10, 2008

Designated Filer:                                Leucadia National Corporation




SIGNATURE:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A. Orlando
    --------------------------------
    Name: Joseph A. Orlando
    Title: Vice President


Dated:  January 17, 2008


(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.